AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (the "Amendment") is made as of August 5, 2021 (the "Effective Date") and amends the Employment Agreement made and entered into by and between CUENTAS, INC., a Florida Corporation (the "Company") and RAN DANIEL ("Executive") as of November 28, 2019 (the "Employment Agreement").

WHEREAS, the parties have reserved the right to amend the Employment Agreement pursuant to Section 9(b) thereof; and

WHEREAS, the Company and Executive wish to amend the Employment Agreement as of the Effective Date.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, IT IS MUTUALLY AGREED AS FOLLOWS:

1. Section 3(a) of the Employment Agreement is amended and restated in its entirety to read as follows:

   "**(a) Salary:** As CFO, Executive shall be paid a monthly Salary of $20,416,67 USD per month ($245,000.00 USD on an annualized basis), subject to applicable withholding, in accordance with the Company's normal payroll procedures. Executive's salary shall be reviewed on at least an annual basis and may be adjusted as appropriate, but in no event shall it be less. In the event of such an adjustment, that amount shall become Executive's Salary."

2. Section 3(b) of the Employment Agreement is amended and restated in its entirety to read as follows:

   "**(b) Benefits:** Executive shall have the right, on the same basis as other senior executives of the Company (but not on the same basis as the Company's chief executive officer), to participate in and to receive benefits under any of the Company's employee benefit plans, as such plans may be modified from time to time, and provided that in no event shall Executive receive less than (4) four weeks paid vacation per annum and (6) six paid sick and (5) five paid personal days per annum. Vacation and sick pay benefits may be accrued by Executive by the Company Policy."

3. Executive represents and warrants that there are no unpaid amounts due to him under the Employment Agreement as of August 1,2021.

4. In all other respects, the Employment Agreement is ratified by the parties. This

Agreement may be executed by the Company and Executive in counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year written below.

Signed on August 5, 2021 By:______________________________
RAN DANIEL

Signed on August 5, 2021 CUENTAS, INC.

By:______________________________

Arik Maimon